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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21238

PIMCO Corporate Opportunity Fund
(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, NY			10105
(Address of principal executive offices)			(Zip code)

Lawrence G. Altadonna - 1345 Avenue of the Americas, New York, NY 10105
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-739-3371

Date of fiscal year end:	November 30, 2010

Date of reporting period:	May 31, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street,  NE, Washington, DC 20549-2001. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORT TO SHAREHOLDERS

May 31, 2010

PIMCO Corporate Opportunity Fund

Contents

Letter to Shareholders	2–3
Fund Insights/Performance & Statistics	4
Schedule of Investments	5–16
Statement of Assets and Liabilities	17
Statement of Operations	18
Statement of Changes in Net Assets	19
Statement of Cash Flows	20
Notes to Financial Statements	21–37
Financial Highlights	38
Annual Shareholder Meeting Results/Changes to Board of Trustees/Changes in Investment Policies/Proxy Voting Policies & Procedures	39

5.31.10 | PIMCO Corporate Opportunity Fund Semi-Annual Report 1

Dear Shareholder:

For both the U.S. and global economies, stability and recovery defined the fiscal six-month period ended May 31, 2010 — for most of the period. The period began with clear signs that the worst of the 2007-2009 economic meltdown was over. This translated into a renewed appetite for risk on the part of investors, many of whom shifted away from the perceived safety of U.S. Treasury bonds and into higher-yielding corporate and lower-rated securities — both of which generated solid gains. Toward the end of the period, however, fiscal worries in Europe and hints that the U.S. recovery might not be quite as robust as earlier thought sparked a reversal, with many investors moving back into U.S. Treasuries.

Six Months in Review:

For the fiscal six-month period ended May 31, 2010, PIMCO Corporate Opportunity Fund returned 14.85% on net asset value and 20.61% on market price.

After growing at an annual rate of 5.6% in the fourth quarter of 2009, the U.S. economy slowed during the first quarter of 2010, expanding at an annual rate of 3.0%. The unemployment rate — though regarded as a lagging economic indicator — remained just under double-digit levels. Though this recovery did not appear to be as vigorous as recoveries from prior recessions, it did appear to be sustainable.

The rebound continues to be supported by record-low interest rates. The Federal Reserve has maintained the closely-watched Federal Funds Rate — the interest rate banks charge to lend federal funds to other banks, usually on an overnight basis — in the 0.0% to 0.25% range, and stated it would continue to do so for an “extended period of time.” In February 2010, the Federal Reserve did raise the discount-rate — the interest rate it charges banks for direct loans — from 0.50% to 0.75% . The move was seen as a signal for banks to rely less on the government for capital.

During the reporting period, as is usually the case during an economic rebound, corporate profits rebounded and defaults declined. Generally, this resulted in higher corporate bond prices. The increased appetite for risk was particularly helpful for two areas in which the Fund focuses: bonds in the lowest investment grade category — Baa or BBB — and the highest non-investment grade category — Ba or BB. A significant portion of the Fund’s investments were concentrated in these two areas. The increased appetite for risk also benefitted bonds with longer maturities; nearly two-thirds of the Fund’s investments were invested in securities with maturities of five years or more.

2 PIMCO Corporate Opportunity Fund Semi-Annual Report | 5.31.10

Positioned to Face Today’s Challenges:

The partial reversal of corporate bond prices during the last month of the reporting period underscores the traditional risks to bond investing. The variables — such as credit risk, interest rate risk and currency risk — are many, and they must be watched closely for any possible impact on bond prices. And in addition to these traditional risks are the extraordinary fiscal and monetary measures that were put in place as the U.S. economy began to wobble nearly three years ago. These measures generally appear to have worked and are now beginning to be withdrawn. This will be a gradual process, and, of course, the impact on the credit quality of securities in the Fund’s portfolio will be monitored closely by the Fund’s investment research team.

The Road Ahead:

The last month of the reporting period has served as yet another reminder — as if one was needed — that financial markets can turn suddenly. Caution is always warranted and it is worth a reminder that investing is a long-term endeavor. There will always be ups and downs, and past success can never be guaranteed in the future. Historically, however, U.S. and global economies have been resilient over long periods of time.

For specific information on the Fund and its performance, please review the following pages. If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call the Fund’s shareholder servicing agent at (800) 254-5197. In addition, a wide range of information and resources is available on our website, www.allianzinvestors.com/closedendfunds.

Together with Allianz Global Investors Fund Management LLC, the Funds’ investment manager, and Pacific Investment Management Company LLC (“PIMCO”), the Funds’ sub-adviser, we thank you for investing with us.

We remain dedicated to serving your financial needs.

Sincerely,

Hans W. Kertess	Brian S. Shlissel
Chairman	President & CEO

5.31.10 | PIMCO Corporate Opportunity Fund Semi-Annual Report 3

PIMCO Corporate Opportunity Fund Fund Insights/Performance & Statistics

May 31, 2010 (unaudited)

•	For the fiscal six-month period ended May 31, 2010, PIMCO Corporate Opportunity Fund returned 14.85% on net asset value (“NAV”) and 20.61% on market price.
•	The Fund’s average exposure of 35% to the banking sector aided performance during the period. Strong security selection and exposure to bank capital securities was positive for performance.
•

An average weighting of 15% in finance companies contributed to the Fund’s returns during the reporting period, as these companies benefited from strong net interest margins and improving asset quality.

•	The Fund’s average weighting of 13% in the insurance sector contributed positively to returns, as these issuers gained in conjunction with improvement in investment portfolios and asset valuations.
•

The Fund’s 5% average position in the transportation sector, implemented primarily through Enhanced Equipment Trust Certificates issued by airlines, was a positive for performance during the six-month period. Robust collateral valuations and capacity utilization within the airline sectors supported valuations. In addition, the transportation sector benefited from shipping volume increases across rail, road, air and sea.

•

The Fund’s 1% average allocation to the basic industry sector, an underweight concentration relative to the market, detracted from performance as this sector generally outperformed during the reporting period.

•

A shift toward lower quality investment-grade credit and high-quality BB speculative grade corporate issues was positive for performance during the period. Lower rated corporates outpaced the broader market, as credit fundamentals continued to improve and corporates were able to access capital markets and refinance debt.

Total Return(1):	Market Price	NAV
Six Month	20.61%	14.85%
1 Year	67.78%	65.15%
5 Year	10.83%	10.32%
Commencement of Operations (12/27/02) to 5/31/10	13.14%	12.96%

Market Price/NAV Performance:	Market Price/NAV:
Commencement of Operations (12/27/02) to 5/31/10	Market Price	$15.50
NAV	NAV	$14.31
Market Price	Premium to NAV	8.32%
	Market Price Yield(2)	8.90%

(1) Past performance is no guarantee of future results. Total return is calculated by determining the percentage change in net asset value (“NAV”) or market price (as applicable) in the specified period. The calculation assumes that all income dividends and capital gain distributions if any, have been reinvested. Total return does not reflect broker commissions or sales charges. Total return for a period of less than one year is not annualized. Total return for a period of more than one year represents the average annual total return.

Performance at market price will differ from its results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can alaso be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in Fund dividends.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, market yield and NAV will fluctuate with changes in market conditions. This data is provided for information purposes only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a onetime public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. NAV is equal to total assets less total liabilities divided by the number of shares outstanding. Holdings are subject to change daily.

(2) Market Price Yield is determined by dividing the annualized current monthly per share dividend (comprised of net investment income) payable to shareholders by the market price per share at May 31, 2010.

4 PIMCO Corporate Opportunity Fund Semi-Annual Report | 5.31.10

PIMCO Corporate Opportunity Fund Schedule of Investments

May 31, 2010 (unaudited)

Principal Amount (000s)		Credit Rating (Moody’s/S&P)	Value
CORPORATE BONDS & NOTES – 69.9%

Airlines – 4.5%
	American Airlines Pass Through Trust,
$7,000	7.858%, 4/1/13 (AGC)	Ba1/BBB-	$7,070,000
2,979	10.375%, 7/2/19	Baa3/A-	3,411,342
4,500	American Airlines, Inc., 10.50%, 10/15/12 (a) (d)	B2/B	4,640,625
	Continental Airlines Pass Through Trust,
950	6.545%, 8/2/20 (k)	Baa2/A-	968,589
2,678	6.703%, 12/15/22	Baa2/BBB	2,704,449
1,811	7.373%, 6/15/17	Ba1/BB	1,752,595
7,578	7.707%, 10/2/22	Baa2/BBB	7,634,476
1,643	9.798%, 4/1/21	Ba1/BB-	1,544,068
	Northwest Airlines, Inc.,
11,690	7.041%, 10/1/23	WR/BBB-	11,689,767
17,686	7.15%, 4/1/21 (MBIA)	Ba3/BBB-	16,713,698
5,847	United Air Lines, Inc., 10.40%, 5/1/18	Ba1/BBB	6,344,151
2,822	United Air Lines Pass Through Trust, 7.336%, 1/2/21 (a) (b) (d) (l)
	(acquisition cost-$2,821,893; purchased 6/19/07)	B1/B+	2,398,609
			66,872,369
Banking – 6.9%
4,800	AgFirst Farm Credit Bank, 7.30%, 6/28/10 (a) (b) (d) (h) (l)
	(acquisition cost-$3,808,000; purchased 2/26/10-3/2/10)	NR/A	3,940,099
1,600	Allied Irish Banks PLC, 10.75%, 3/29/17	A2/BBB+	1,584,640
300	BankAmerica Capital II, 8.00%, 12/15/26	Baa3/BB	293,250
	Barclays Bank PLC,
8,600	7.434%, 12/15/17 (a) (d) (h) (k)	Baa2/A-	7,697,000
14,480	10.179%, 6/12/21 (a) (d) (k)	Baa1/A	17,132,664
£600	14.00%, 6/15/19 (h)	Baa2/A-	1,084,387
	CIT Group, Inc.,
$2,077	7.00%, 5/1/13	B3/B+	2,009,265
565	7.00%, 5/1/14	B3/B+	534,058
565	7.00%, 5/1/15	B3/B+	524,168
942	7.00%, 5/1/16	B3/B+	859,486
1,319	7.00%, 5/1/17	B3/B+	1,196,687
4,000	HBOS PLC, 6.75%, 5/21/18 (a) (d)	Ba1/BBB-	3,781,652
	HSBC Capital Funding L.P. (h),
8,000	4.61%, 6/27/13 (a) (d)	A3/A-	7,048,832
2,000	10.176%, 6/30/30	A3/A-	2,450,000
22,050	Rabobank Nederland NV, 11.00%, 6/30/19 (a) (d) (h) (k)	A2/AA-	26,822,722
	Regions Financial Corp.,
3,600	7.375%, 12/10/37	Ba1/BB+	3,308,119
6,600	7.75%, 11/10/14 (k)	Baa3/BBB-	7,016,711
6,200	Resona Bank Ltd., 5.85%, 4/15/16 (a) (d) (h)	A3/BBB	5,472,325
10,100	State Street Capital Trust III, 8.25%, 3/15/11 (h) (k)	Baa1/BBB+	10,205,444
			102,961,509
Building & Construction – 0.4%
2,000	Desarrolladora Homex SAB De C.V., 9.50%, 12/11/19 (a) (d)	Ba3/BB-	1,960,000
3,300	Macmillan Bloedel Pembroke L.P., 7.70%, 2/15/26	Ba1/BBB-	3,212,626
			5,172,626

5.31.10 | PIMCO Corporate Opportunity Fund Semi-Annual Report 5

PIMCO Corporate Opportunity Fund Schedule of Investments

May 31, 2010 (unaudited) (continued)

Principal Amount (000s)		Credit Rating (Moody’s/S&P)	Value

Financial Services – 40.1%
	Ally Financial, Inc.,
$240	2.007%, 10/15/11, FRN	B3/B	$225,900
325	2.067%, 6/15/11, FRN	B3/B	309,156
170	2.067%, 9/15/11, FRN	B3/B	160,012
500	2.117%, 9/15/11, FRN	B3/B	473,125
632	2.157%, 7/15/11, FRN	B3/B	601,190
330	2.157%, 10/15/11, FRN	B3/B	310,612
193	2.162%, 8/15/11, FRN	B3/B	183,591
198	2.367%, 12/15/11, FRN	B3/B	186,368
2,000	2.738%, 12/1/14, FRN	B3/B	1,707,500
1,000	2.762%, 2/15/12, FRN	B3/B	921,250
250	5.70%, 6/15/13	B3/B	227,555
20	5.70%, 10/15/13	B3/B	18,035
344	5.70%, 12/15/13	B3/B	309,311
189	5.85%, 6/15/13	B3/B	172,768
502	5.90%, 12/15/13	B3/B	457,187
259	5.90%, 1/15/19	B3/B	204,937
35	6.00%, 7/15/13	B3/B	32,072
638	6.00%, 11/15/13	B3/B	580,568
15	6.00%, 2/15/19	B3/B	11,952
3,673	6.00%, 3/15/19	B3/B	2,923,516
364	6.00%, 4/15/19	B3/B	289,381
796	6.00%, 9/15/19	B3/B	631,363
10	6.05%, 8/15/19	B3/B	7,970
122	6.10%, 5/15/13	B3/B	112,535
10	6.10%, 9/15/19	B3/B	8,010
191	6.15%, 9/15/13	B3/B	175,216
60	6.15%, 11/15/13	B3/B	54,860
226	6.15%, 12/15/13	B3/B	205,969
25	6.15%, 8/15/19	B3/B	20,078
13	6.15%, 10/15/19	B3/B	10,420
330	6.20%, 11/15/13	B3/B	302,210
631	6.20%, 4/15/19	B3/B	512,577
78	6.25%, 7/15/13	B3/B	71,992
395	6.25%, 10/15/13	B3/B	362,891
356	6.25%, 11/15/13	B3/B	326,537
985	6.25%, 4/15/19	B3/B	795,292
1,066	6.25%, 5/15/19	B3/NR	862,341
183	6.30%, 10/15/13	B3/B	168,384
237	6.30%, 11/15/13	B3/B	217,730
379	6.30%, 3/15/16	B3/B	328,529
258	6.35%, 5/15/13	B3/B	239,543
1,026	6.35%, 4/15/19	B3/B	838,257
66	6.35%, 7/15/19	B3/B	53,856
54	6.375%, 8/1/13	B3/B	49,929
108	6.40%, 12/15/18	B3/B	88,599
639	6.50%, 5/15/13	B3/B	595,904
40	6.50%, 8/15/13	B3/B	37,133
225	6.50%, 11/15/13	B3/B	208,012
329	6.50%, 2/15/16	B3/B	288,455
600	6.50%, 9/15/16	B3/B	519,922
1,060	6.50%, 6/15/18	B3/B	881,950
10	6.50%, 11/15/18	B3/B	8,240
50	6.50%, 12/15/18	B3/B	41,241

6 PIMCO Corporate Opportunity Fund Semi-Annual Report | 5.31.10

PIMCO Corporate Opportunity Fund Schedule of Investments

May 31, 2010 (unaudited) (continued)

Principal Amount (000s)		Credit Rating (Moody’s/S&P)	Value

Financial Services (continued)
$135	6.50%, 2/15/20	B3/B	$110,640
381	6.60%, 5/15/18	B3/B	320,045
62	6.60%, 6/15/19	B3/B	51,571
1,060	6.65%, 6/15/18	B3/B	888,767
274	6.65%, 2/15/20	B3/B	226,943
30	6.70%, 5/15/14	B3/B	27,744
105	6.70%, 6/15/14	B3/B	96,500
55	6.70%, 8/15/16	B3/B	47,825
120	6.70%, 6/15/18	B3/B	101,426
901	6.75%, 9/15/11	B3/B	885,194
1,012	6.75%, 10/15/11	B3/B	994,104
260	6.75%, 7/15/12	WR/NR	251,430
672	6.75%, 9/15/12	B3/B	649,641
161	6.75%, 8/15/16	B3/B	141,781
50	6.75%, 11/15/16	B3/B	43,794
45	6.75%, 6/15/17	B3/B	39,226
165	6.75%, 3/15/18	B3/B	140,073
60	6.75%, 7/15/18	B3/B	50,630
5	6.75%, 9/15/18	B3/B	4,252
73	6.75%, 10/15/18	B3/B	62,160
686	6.75%, 5/15/19	B3/B	575,646
20	6.75%, 6/15/19	B3/B	16,816
20	6.80%, 10/15/18	B3/B	16,860
621	6.85%, 4/15/16	B3/B	552,720
1,000	6.875%, 9/15/11	B3/B	998,919
135	6.875%, 10/15/12	B3/B	129,855
20	6.875%, 4/15/13	B3/B	18,801
109	6.90%, 6/15/17	B3/B	95,564
80	6.90%, 8/15/18	B3/B	68,176
87	6.95%, 6/15/17	B3/B	76,455
614	7.00%, 10/15/12	B3/B	592,412
776	7.00%, 11/15/12	B3/B	747,631
693	7.00%, 12/15/12	B3/B	666,838
285	7.00%, 8/15/13	B3/B	268,449
75	7.00%, 7/15/16	B3/B	67,085
19	7.00%, 1/15/17	B3/B	16,846
120	7.00%, 6/15/17	B3/B	105,817
324	7.00%, 2/15/18	B3/B	280,485
749	7.00%, 3/15/18	B3/B	647,828
1,286	7.00%, 5/15/18	B3/B	1,109,642
96	7.00%, 8/15/18	B3/B	82,349
635	7.00%, 2/15/21	B3/B	525,549
1,622	7.00%, 9/15/21	B3/B	1,333,977
411	7.00%, 6/15/22	B3/B	335,451
417	7.00%, 11/15/23	B3/B	333,769
2,181	7.00%, 11/15/24	B3/B	1,713,571
408	7.05%, 3/15/18	B3/B	352,806
832	7.05%, 4/15/18	B3/B	723,112
2,807	7.10%, 9/15/12	B3/B	2,727,561
3,495	7.10%, 1/15/13	B3/B	3,386,487
142	7.125%, 8/15/12	B3/B	138,871
385	7.125%, 12/15/12	B3/B	371,539
2,784	7.125%, 10/15/17	B3/B	2,441,974
15	7.15%, 9/15/18	B3/B	12,996

5.31.10 | PIMCO Corporate Opportunity Fund Semi-Annual Report 7

PIMCO Corporate Opportunity Fund Schedule of Investments

May 31, 2010 (unaudited) (continued)

Principal Amount (000s)		Credit Rating (Moody’s/S&P)	Value

Financial Services (continued)
$2,858	7.20%, 10/15/17	B3/B	$2,518,230
6,749	7.25%, 8/15/12	B3/B	6,618,553
387	7.25%, 12/15/12	B3/B	374,547
9,609	7.25%, 9/15/17	B3/B	8,494,351
85	7.30%, 12/15/17	B3/B	75,416
2,511	7.30%, 1/15/18	B3/B	2,219,352
485	7.375%, 11/15/16	B3/B	441,695
427	7.375%, 4/15/18	B3/B	376,525
456	7.50%, 10/15/12	B3/B	444,748
15,200	7.50%, 12/31/13	B3/B	14,972,000
13	7.50%, 6/15/16	B3/B	11,934
3,455	7.50%, 8/15/17	B3/B	3,100,123
1,852	7.50%, 11/15/17	B3/B	1,655,099
1,009	7.50%, 12/15/17	B3/B	904,031
429	7.50%, 3/15/25	B3/B	355,434
118	7.75%, 10/15/12	B3/B	115,707
658	7.75%, 10/15/17	B3/B	598,929
532	7.875%, 11/15/12	B3/B	522,701
889	8.00%, 10/15/17	B3/B	820,955
291	8.00%, 11/15/17	B3/B	269,463
705	8.125%, 11/15/17	B3/B	657,135
5	8.20%, 3/15/17	B3/B	4,723
50	8.50%, 8/15/15	B3/B	47,981
43	9.00%, 7/15/15	B3/B	43,080
50	9.00%, 7/15/20	B3/B	49,070
	American General Finance Corp.,
€6,500	4.625%, 6/22/11	B2/NR	7,500,115
$4,300	5.40%, 12/1/15	B2/B	3,407,750
2,500	6.90%, 12/15/17	B2/B	2,000,000
11,300	BAC Capital Trust XIV, 5.63%, 3/15/12 (h)	Ba3/BB	7,881,750
	BNP Paribas (h),
13,000	5.186%, 6/29/15 (a) (d)	Baa1/A	10,757,500
7,000	7.195%, 6/25/37 (a) (d)	Baa1/A	6,020,000
€2,500	7.781%, 7/2/18	Baa1/A	3,052,048
$6,000	C10 Capital SPV Ltd., 6.722%, 12/31/16 (h)	NR/B-	3,748,464
3,400	Capital One Bank USA N.A., 8.80%, 7/15/19 (k)	A3/BBB	4,061,307
2,000	Capital One Capital V, 10.25%, 8/15/39	Baa3/BB	2,162,500
6,300	Capital One Capital VI, 8.875%, 5/15/40	Baa3/BB	6,541,668
2,997	Cedar Brakes II LLC, 9.875%, 9/1/13 (a) (d)	Baa3/BBB-	3,076,089
4,000	Cemex Finance LLC, 9.50%, 12/14/16 (a) (d)	NR/B	3,670,000
28,100	Citigroup Capital XXI, 8.30%, 12/21/77,
	(converts to FRN on 12/21/37)	Ba1/BB-	26,976,000
	Citigroup, Inc.,
€300	4.75%, 2/10/19, (converts to FRN on 2/10/14)	Baa1/A-	335,302
€3,000	6.393%, 3/6/23	Baa1/A-	3,762,672
	Credit Agricole S.A. (a) (d) (h),
$9,600	6.637%, 5/31/17	A3/A-	6,864,000
12,000	8.375%, 10/13/19 (k)	A3/A-	11,400,000
4,000	First Union Capital I, 7.935%, 1/15/27 (k)	Baa2/A-	3,976,856
	Ford Motor Credit Co. LLC,
1,600	3.048%, 1/13/12, FRN	Ba3/B-	1,538,000
2,000	7.00%, 10/1/13	Ba3/B-	2,018,790
1,300	7.25%, 10/25/11	Ba3/B-	1,323,902
7,300	7.80%, 6/1/12	Ba3/B-	7,448,664

8 PIMCO Corporate Opportunity Fund Semi-Annual Report | 5.31.10

PIMCO Corporate Opportunity Fund Schedule of Investments

May 31, 2010 (unaudited) (continued)

Principal Amount (000s)		Credit Rating (Moody’s/S&P)	Value

Financial Services (continued)
$2,500	8.00%, 12/15/16	Ba3/B-	$2,507,998
13,000	9.875%, 8/10/11	Ba3/B-	13,560,469
3,500	12.00%, 5/15/15	Ba3/B-	4,081,318
	General Electric Capital Corp.,
13,400	6.375%, 11/15/67, (converts to FRN on 11/15/17) (k)	Aa3/A+	12,478,750
£1,100	6.50%, 9/15/67, (converts to FRN on 9/15/17) (a) (d)	Aa3/A+	1,417,236
$10,000	Glen Meadow Pass Through Trust,
	6.505%, 2/12/67, (converts to FRN on 2/15/17) (a) (b) (d) (l)
	(acquisition cost-$7,700,000; purchased 2/18/10)	Ba1/BB	7,475,000
	Goldman Sachs Group, Inc.,
2,500	5.95%, 1/15/27	A2/A-	2,263,635
6,000	6.45%, 5/1/36 (k)	A2/A-	5,478,216
7,209	6.75%, 10/1/37 (k)	A2/A-	6,769,684
	International Lease Finance Corp.,
2,600	0.648%, 7/13/12, FRN	B1/BB+	2,312,302
2,000	5.00%, 9/15/12	B1/BB+	1,815,000
10,000	5.30%, 5/1/12	B1/BB+	9,300,000
1,000	5.40%, 2/15/12	B1/BB+	940,000
2,000	5.625%, 9/20/13	B1/BB+	1,765,000
3,500	5.65%, 6/1/14	B1/BB+	3,027,500
8,400	5.75%, 6/15/11	B1/BB+	8,169,000
2,000	5.875%, 5/1/13	B1/BB+	1,780,000
8,000	6.375%, 3/25/13	B1/BB+	7,320,000
8,500	6.625%, 11/15/13	B1/BB+	7,777,500
2,000	8.625%, 9/15/15 (a) (d)	B1/BB+	1,845,000
19,000	JPMorgan Chase & Co., 7.90%, 4/30/18 (h)	Baa1/BBB+	19,390,108
16,400	JPMorgan Chase Capital XVIII, 6.95%, 8/1/66,
	(converts to FRN on 8/17/36) (k)	A2/BBB+	16,208,940
	LBG Capital No.1 PLC,
€1,500	7.375%, 3/12/20	Ba3/BB-	1,472,844
£1,300	7.588%, 5/12/20	Ba3/BB-	1,466,091
£2,439	7.869%, 8/25/20	Ba3/BB-	2,732,981
$12,300	7.875%, 11/1/20	Ba3/BB-	9,717,000
12,600	8.00%, 6/15/20 (a) (d) (g) (h)	NR/B+	10,664,601
16,040	8.50%, 12/17/21 (a) (d) (h)	NR/B+	12,992,400
£5,000	11.04%, 3/19/20	Ba3/BB-	7,084,662
	LBG Capital No.2 PLC,
£70	9.334%, 2/7/20	Ba2/BB	89,823
£400	12.75%, 8/10/20	Ba2/BB	627,499
£650	14.50%, 1/30/22	Ba2/BB	1,141,850
£5,000	15.00%, 12/21/19	Ba2/BB	8,313,634
€7,800	15.00%, 12/21/19	Ba2/BB	11,109,453
	Lehman Brothers Holdings, Inc. (f),
$10,000	5.50%, 4/4/16	WR/NR	2,125,000
20,000	6.875%, 5/2/18	WR/NR	4,400,000
14,100	MUFG Capital Finance 1 Ltd., 6.346%, 7/15/16 (h)	Ba1/BBB+	12,489,371
£2,450	MUFG Capital Finance 5 Ltd., 6.299%, 1/25/17 (h)	Ba1/BBB+	2,999,292
$1,000	Royal Bank of Scotland Group PLC, 7.64%, 9/25/17 (h)	B3/C	570,000
	SLM Corp.,
2,000	4.343%, 6/15/13, FRN	Ba1/BBB-	1,784,280
1,795	4.50%, 11/1/13, FRN	Ba1/BBB-	1,556,678
€2,600	4.75%, 3/17/14	Ba1/BBB-	2,968,462
$24,800	5.00%, 10/1/13	Ba1/BBB-	23,416,929
16,000	5.375%, 5/15/14	Ba1/BBB-	14,660,608

5.31.10 | PIMCO Corporate Opportunity Fund Semi-Annual Report 9

PIMCO Corporate Opportunity Fund Schedule of Investments

May 31, 2010 (unaudited) (continued)

Principal Amount (000s)		Credit Rating (Moody’s/S&P)	Value

Financial Services (continued)
	Societe Generale (h),
€12,000	7.756%, 5/22/13	Baa2/BBB+	$13,983,927
€7,050	9.375%, 9/4/19	Baa2/BBB+	8,924,538
$9,200	UBS Preferred Funding Trust V, 6.243%, 5/15/16 (h)	Baa3/BBB-	7,912,000
12,200	USB Capital IX, 6.189%, 4/15/11 (h) (k)	A3/BBB+	9,638,000
7,000	Wachovia Capital Trust III, 5.80%, 3/15/11 (h)	Ba1/A-	5,600,000
2,000	Wachovia Capital Trust V, 7.965%, 6/1/27 (a) (d)	Baa2/A-	1,984,936
27,000	Wells Fargo & Co., 7.98%, 3/15/18 (h)	Ba1/A-	27,472,500
7,100	Wells Fargo Capital X, 5.95%, 12/15/86,
	(converts to FRN on 12/15/36)	Baa2/A-	5,931,006
24,700	Wells Fargo Capital XIII, 7.70%, 3/26/13 (h)	Ba1/A-	24,453,000
			599,179,714
Food & Beverage – 0.0%
100	American Stores Co., 8.00%, 6/1/26	Ba3/B+	86,500
Healthcare & Hospitals – 0.8%
	HCA, Inc.,
4,825	8.50%, 4/15/19 (a) (d)	Ba3/BB	5,066,250
7,100	9.625%, 11/15/16, PIK	B2/BB-	7,490,500
			12,556,750
Hotels/Gaming – 0.8%
	MGM Mirage,
1,300	10.375%, 5/15/14 (a) (d)	B1/B	1,387,750
1,950	11.125%, 11/15/17 (a) (d)	B1/B	2,120,625
1,000	13.00%, 11/15/13	B1/B	1,145,000
7,919	Times Square Hotel Trust, 8.528%, 8/1/26 (a) (b) (d) (l)
	(acquisition cost-$9,131,934; purchased 11/18/03-12/8/04)	Baa3/BB	6,490,296
			11,143,671
Insurance – 10.6%
22,000	American General Institutional Capital A, 7.57%, 12/1/45 (a) (d)	Ba2/B	17,756,002
	American International Group, Inc.,
1,000	5.60%, 10/18/16	A3/A-	860,000
£1,300	5.75%, 3/15/67, (converts to FRN on 3/15/17)	Ba2/BBB	1,061,976
$10,000	5.85%, 1/16/18	A3/A-	8,500,000
9,900	6.25%, 5/1/36	A3/A-	7,697,250
51,894	8.175%, 5/15/68, (converts to FRN on 5/15/38)	Ba2/BBB	40,866,525
36,510	8.25%, 8/15/18 (k)	A3/A-	35,779,800
£11,300	8.625%, 5/22/68, (converts to FRN on 5/22/18)	Ba2/BBB	12,090,192
$19,200	Cincinnati Financial Corp., 6.92%, 5/15/28 (k)	A3/BBB+	19,687,584
5,400	Genworth Financial, Inc., 8.625%, 12/15/16	Baa3/BBB	5,820,552
5,000	Metlife Capital Trust IV, 7.875%, 12/15/67 (a) (d)	Baa2/BBB	4,925,000
3,200	Pacific Life Insurance Co., 7.90%, 12/30/23 (a) (d)	A3/A-	3,701,194
			158,746,075
Oil & Gas – 0.9%
15,500	El Paso Corp., 7.42%, 2/15/37	Ba3/BB-	13,376,438
Telecommunications – 3.1%
2,000	Axtel SAB De C.V., 9.00%, 9/22/19 (a) (d)	B2/BB-	1,710,000
21,650	Intelsat Corp., 6.875%, 1/15/28	B1/BB-	17,861,250
15,730	Mountain States Telephone & Telegraph Co., 7.375%, 5/1/30	Ba1/BBB-	13,921,050
1,350	Sprint Nextel Corp., 9.25%, 4/15/22	Ba3/BB-	1,306,125

10 PIMCO Corporate Opportunity Fund Semi-Annual Report | 5.31.10

PIMCO Corporate Opportunity Fund Schedule of Investments

May 31, 2010 (unaudited) (continued)

Principal
Amount		Credit Rating
(000s)		(Moody’s/S&P)	Value

Telecommunications (continued)
€8,700	Wind Acquisition Finance S.A., 11.75%, 7/15/17	B2/B+	$11,157,546
			45,955,971
Transportation – 0.1%
$1,310	Federal Express Corp. Pass Through Trust, 7.65%, 1/15/14	Baa2/BBB	1,310,430
Utilities – 1.7%
10,000	AES Corp., 7.75%, 3/1/14	B1/BB-	10,050,000
5,000	AES Red Oak LLC, 9.20%, 11/30/29	B1/BB-	4,900,000
2,700	Dynegy Roseton/Danskammer Pass Through Trust,
	7.67%, 11/8/16, Ser. B	B2/B-	2,403,000
2,816	East Coast Power LLC, 7.066%, 3/31/12	Baa3/BBB-	2,849,263
2,100	PPL Capital Funding, Inc., 6.70%, 3/30/67,
	(converts to FRN on 3/30/17)	Ba1/BB+	1,839,913
3,165	Sithe/Independence Funding Corp., 9.00%, 12/30/13	Ba2/B-	3,253,180
			25,295,356
Total Corporate Bonds & Notes (cost-$1,014,213,853)			1,042,657,409

MORTGAGE-BACKED SECURITIES – 17.5%

4,092	American Home Mortgage Assets, 0.573%, 9/25/46, CMO, FRN	Ca/CCC	605,837
793	Banc of America Alternative Loan Trust, 6.00%, 1/25/36, CMO	Caa2/NR	530,368
14,700	Banc of America Funding Corp., 6.00%, 3/25/37, CMO	Caa1/CCC	10,586,212
2,850	BCRR Trust, 5.858%, 7/17/40, CMO, VRN (a) (d)	Aa2/NR	2,466,589
	Chase Mortgage Finance Corp., CMO,
475	5.229%, 12/25/35, FRN	NR/CCC	446,237
9,653	5.421%, 3/25/37, FRN	Caa2/NR	7,825,998
6,000	6.00%, 7/25/37	NR/CCC	4,822,511
7,300	Citicorp Mortgage Securities, Inc., 6.00%, 6/25/36, CMO	Caa1/NR	6,558,718
	Countrywide Alternative Loan Trust, CMO,
123	5.25%, 5/25/21	Caa1/CC	96,122
2,500	6.50%, 8/25/36	Caa1/CC	1,667,541
	Countrywide Home Loan Mortgage Pass Through Trust, CMO,
10,381	5.50%, 10/25/35	Caa1/NR	8,774,538
9,488	5.75%, 3/25/37	NR/CCC	7,771,867
1,163	6.00%, 5/25/36	NR/CCC	1,020,034
3,500	6.00%, 2/25/37	NR/CCC	2,873,493
11,959	6.00%, 3/25/37	NR/CCC	9,770,103
2,066	6.00%, 4/25/37	NR/CCC	1,647,865
	Credit Suisse Mortgage Capital Certificates, CMO,
3,900	6.00%, 2/25/37	NR/CCC	3,124,691
9,900	6.00%, 6/25/37	NR/CCC	6,942,761
	GSR Mortgage Loan Trust, CMO,
10,199	3.641%, 3/25/37, VRN	NR/CCC	6,339,972
2,301	5.50%, 5/25/36	NR/CCC	1,942,781
21,757	6.00%, 2/25/36	NR/CCC	18,766,176
17,395	JPMorgan Chase Commercial Mortgage Securities Corp.,
	5.653%, 3/18/51, CMO, VRN (a) (d) (g)	Aa3/NR	14,535,498
	JPMorgan Mortgage Trust, CMO,
12,336	5.00%, 3/25/37	NR/CCC	10,070,021
491	5.342%, 10/25/35, VRN	B2/NR	471,506
5,000	5.685%, 1/25/37, VRN	Caa2/NR	4,029,742
5,420	5.980%, 6/25/36, VRN	Caa1/NR	4,742,858
2,179	6.00%, 8/25/37	NR/CCC	1,827,277

5.31.10 | PIMCO Corporate Opportunity Fund Semi-Annual Report 11

PIMCO Corporate Opportunity Fund Schedule of Investments

May 31, 2010 (unaudited) (continued)

Principal
Amount		Credit Rating
(000s)		(Moody’s/S&P)	Value

$38,507	Merrill Lynch/Countrywide Commercial Mortgage Trust,
	5.70%, 9/12/49, CMO	NR/A+	$37,840,829
5,000	Morgan Stanley Reremic Trust, 5.805%,
	8/12/45, CMO, VRN (a) (d)	Aa2/NR	4,175,303
€3,900	Newgate Funding PLC, 1.25%, 12/15/50, CMO, FRN	Aaa/AAA	3,756,053
$5,000	RBSCF Trust, 5.331%, 2/16/44, CMO, VRN (a) (d) (g)	NR/NR	4,342,952
3,283	Residential Accredit Loans, Inc., 0.573%, 5/25/37, CMO, FRN	Caa2/CCC	809,146
2,454	Residential Asset Securitization Trust, 6.00%, 9/25/36, CMO	Caa3/D	1,300,231
	Residential Funding Mortgage Securities I, CMO,
5,500	6.00%, 1/25/37	Caa2/NR	4,440,135
11,579	6.25%, 8/25/36	Caa1/CCC	9,776,715
	Suntrust Adjustable Rate Mortgage Loan Trust, CMO, FRN,
4,569	5.685%, 4/25/37	NR/CCC	3,727,537
3,051	5.827%, 2/25/37	NR/CCC	2,317,196
	WaMu Mortgage Pass Through Certificates, CMO,
2,926	5.76%, 7/25/37, VRN	NR/CC	1,986,183
4,000	5.84%, 2/25/37, FRN	NR/CCC	3,206,971
1,807	5.89%, 9/25/36, VRN	NR/CCC	1,456,532
	Washington Mutual Alternative Mortgage Pass-Through
	Certificates, CMO, FRN,
3,353	1.201%, 4/25/47	Ca/CCC	762,542
3,140	1.281%, 5/25/47	Ca/CCC	691,553
	Wells Fargo Mortgage Backed Securities Trust, CMO,
11,098	5.20%, 10/25/36, FRN	NR/CCC	8,928,186
1,914	5.217%, 4/25/36, VRN	NR/BB+	1,687,824
17,750	5.476%, 7/25/36, FRN	NR/CCC	14,432,623
3,274	5.491%, 7/25/36, FRN	NR/CCC	2,523,704
3,400	6.00%, 7/25/37	B3/BB	3,026,314
11,000	6.00%, 8/25/37	Caa1/NR	9,633,514
Total Mortgage-Backed Securities (cost-$244,002,368)			261,079,359

MUNICIPAL BONDS – 3.9%

California – 1.3%
4,700	Oakland Unified School Dist., Alameda Cnty., GO,
	9.50%, 8/1/34	A1/BBB+	4,978,663
	State, GO,
10,500	7.625%, 3/1/40	A1/A-	11,328,030
2,500	7.95%, 3/1/36	A1/A-	2,602,625
			18,909,318
Louisiana – 0.4%
	New Orleans, Public Improvements, GO, Ser. A,
1,800	8.30%, 12/1/29	A3/BBB	1,921,734
3,850	8.55%, 12/1/34	A3/BBB	4,064,907
700	8.80%, 12/1/39	A3/BBB	763,007
			6,749,648
Texas – 2.2%
33,395	North Texas Tollway Auth. Rev., 8.91%, 2/1/30	Baa3/NR	33,022,312
Total Municipal Bonds (cost-$58,359,639)			58,681,278

12 PIMCO Corporate Opportunity Fund Semi-Annual Report | 5.31.10

PIMCO Corporate Opportunity Fund Schedule of Investments

May 31, 2010 (unaudited) (continued)

Principal
Amount		Credit Rating
(000s)		(Moody’s/S&P)	Value
SOVEREIGN DEBT OBLIGATIONS – 1.6%

Brazil – 1.6%
BRL2,000	Brazil Government International Bond, 12.50%, 1/5/22	Baa3/BBB-	$1,228,419
	Brazil Notas do Tesouro Nacional, Ser. F,
BRL2,107	10.00%, 1/1/12	Baa3/NR	1,118,027
BRL44,860	10.00%, 1/1/17	Baa3/NR	21,875,696
Total Sovereign Debt Obligations (cost-$23,388,613)			24,222,142

SENIOR LOANS (a) (c) – 1.6%

Banking – 0.3%
	CIT Group, Inc.,
$3,500	9.50%, 1/20/12, Term 2A		3,582,978
Financial Services – 1.3%
20,000	American General Finance Corp., 7.25%, 4/21/15		19,445,000
Total Senior Loans (cost-$23,247,574)			23,027,978

CONVERTIBLE PREFERRED STOCK – 1.0%

Shares

Commercial Banks – 0.9%
14,850	Wells Fargo & Co., 7.50%, 3/15/13, Ser. L (h)	Ba1/A-	13,959,000
Insurance – 0.1%
150,350	American International Group, Inc., 8.50%, 8/1/11	Ba2/NR	1,401,262
Total Convertible Preferred Stock (cost-$12,981,577)			15,360,262

ASSET-BACKED SECURITIES – 0.9%

Principal
Amount
(000s)
$1,244	Ameriquest Mortgage Securities, Inc., 5.444%, 11/25/35	Aaa/AAA	1,168,691
8,300	Greenpoint Manufactured Housing, 8.30%, 10/15/26, VRN	Ca/NR	7,609,049
4,800	GSAA Trust, 6.295%, 6/25/36	Caa1/CCC	2,664,692
3,000	Morgan Stanley Mortgage Loan Trust, 6.25%, 7/25/47, VRN	B3/CCC	1,967,228
Total Asset-Backed Securities (cost-$13,184,482)			13,409,660

PREFERRED STOCK – 0.4%

Shares

Banking – 0.0%
10,000	CoBank Acb, 11.00%, 7/1/13, Ser. C (a) (b) (d) (l)
	(acquisition cost-$535,000; purchased 2/26/10)	NR/A	546,250
Financial Services – 0.4%
7,000	Ally Financial, Inc., 7.00%, 12/31/11 (a) (b) (d) (l)
	(acquisition cost-$5,127,500; purchased 3/9/10)	Caa2/C	5,265,750
Total Preferred Stock (cost-$5,662,500)			5,812,000

5.31.10 | PIMCO Corporate Opportunity Fund Semi-Annual Report 13

PIMCO Corporate Opportunity Fund Schedule of Investments

May 31, 2010 (unaudited) (continued)

Principal
Amount		Credit Rating
(000s)		(Moody’s/S&P)	Value
U.S. TREASURY OBLIGATIONS – 0.2%
	U.S. Treasury Notes,
$3,064	2.375%, 2/28/15 (e)		$3,113,778
300	3.25%, 3/31/17		309,984
Total U.S. Treasury Obligations (cost-$3,366,863)			3,423,762

U.S. GOVERNMENT AGENCY SECURITIES – 0.0%
27	Fannie Mae, 8.00%, 7/18/27, CMO (cost-$28,657)	Aaa/AAA	30,616

SHORT-TERM INVESTMENTS – 3.0%

Corporate Notes – 0.5%
Energy – 0.1%
1,671	Salton Sea Funding Corp., 8.30%, 5/30/11	Baa3/BBB-	1,716,143
Financial Services – 0.4%
	Ally Financial, Inc.,
190	1.662%, 2/15/11, FRN	B3/B	180,737
123	1.667%, 12/15/10, FRN	B3/B	119,464
220	1.817%, 3/15/11, FRN	B3/B	209,275
126	1.967%, 12/15/10, FRN	B3/B	123,007
354	2.012%, 5/15/11, FRN	B3/B	336,742
50	2.317%, 9/15/10, FRN	B3/B	49,312
380	2.412%, 8/16/10, FRN	B3/B	376,675
475	2.417%, 9/15/10, FRN	B3/B	466,094
72	6.375%, 6/15/10	B3/B	71,977
250	7.25%, 3/2/11	B3/B	250,898
301	8.00%, 6/15/10	B3/B	301,084
1,693	American General Finance Corp., 4.625%, 9/1/10	B2/B	1,688,768
2,000	International Lease Finance Corp., 5.125%, 11/1/10	B1/BB+	1,990,000
			6,164,033
Total Corporate Notes (cost-$7,614,885)			7,880,176
U.S. Treasury Bills (i) – 0.3%
4,244	0.133%-0.232%, 7/1/10-8/26/10 (cost-$4,242,957)		4,243,144
Repurchase Agreements – 2.2%
29,000	Barclays Capital, Inc.,
	dated 5/28/10, 0.20%, due 6/1/10, proceeds $29,000,644; collateralized by U.S. Treasury Inflation Index Notes, 1.75%, 1/15/28, valued at $28,764,239 including accrued interest and 3.625%, due 4/15/28, valued at $1,025,253 including accrued interest		29,000,000
3,020	State Street Bank & Trust Co., dated 5/28/10, 0.01%, due 6/1/10, proceeds $3,020,003; collateralized by U.S. Treasury Notes, 1.375%, due 5/15/13, valued at $3,082,688 including accrued interest		3,020,000
Total Repurchase Agreements (cost-$32,020,000)			32,020,000
Total Short-Term Investments (cost-$43,877,842)			44,143,320

14 PIMCO Corporate Opportunity Fund Semi-Annual Report | 5.31.10

PIMCO Corporate Opportunity Fund Schedule of Investments

May 31, 2010 (unaudited) (continued)

Contracts/
Notional
Amount		Value
OPTIONS PURCHASED (j) – 0.0%

Call Options – 0.0%
Euro versus U.S. Dollar (OTC),
€5,000,000	strike price €1.37, expires 6/3/10	$6
Put Options – 0.0%
Euro versus U.S. Dollar (OTC),
€5,000,000	strike price €1.37, expires 6/3/10	729,637
Financial Futures Euro-90 day (CME),
400	strike price $90, expires 6/14/10	2,500
732,137
Total Options Purchased (cost-$498,119)		732,143
Total Investments (cost-$1,442,812,087) – 100.0%		$1,492,579,929

Notes to Schedule of Investments:
(a)	Private Placement–Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $256,578,727, representing 17.2% of total investments.
(b)	Illiquid.
(c)

These securities generally pay interest at rates which are periodically pre-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the “LIBOR” or the prime rate offered by one or more major United States banks, or the certificate of deposit rate. These securities are generally considered to be restricted as the Fund is ordinarily contractually obligated to receive approval from the Agent bank and/or borrower prior to disposition. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional payments by the borrower. Such prepayments cannot be predicted with certainty. The interest rate disclosed reflects the rate in effect on May 31, 2010.

(d)

144A–Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(e)	Delayed-delivery. To be delivered after May 31, 2010.
(f)	In default.
(g)	Fair-Valued–Securities with an aggregate value of $29,543,051, representing 2.0% of total investments. See Note 1(a) in the Notes to Financial Statements.
(h)	Perpetual maturity. Maturity date shown is the first call date. On Corporate Bonds & Notes, interest rate is fixed until the first call date and variable thereafter.
(i)	All or partial amount segregated as collateral for futures contracts, delayed-delivery securities and swaps.
(j)	Non-income producing.
(k)	All or partial amount segregated for the benefit of the counterparty as collateral for reverse repurchase agreements.
(l)	Restricted. The aggregate acquisition cost of such securities is $29,124,327. The aggregate market value of $26,116,004, representing 1.7% of total investments.

5.31.10 | PIMCO Corporate Opportunity Fund Semi-Annual Report 15

PIMCO Corporate Opportunity Fund Schedule of Investments

May 31, 2010 (unaudited) (continued)

Glossary:
AGC	-	insured by Assured Guaranty Corp.
BRL	-	Brazilian Real
	£-	British Pound
CME	-	Chicago Mercantile Exchange
CMO	-	Collateralized Mortgage Obligation
	€-	Euro
FRN	-	Floating Rate Note. The interest rate disclosed reflects the rate in effect on May 31, 2010.
GO	-	General Obligation Bond
LIBOR	-	London Inter-Bank Offered Rate
MBIA	-	insured by Municipal Bond Investors Assurance
NR	-	Not Rated
OTC	-	Over the Counter
PIK	-	Payment-in-Kind
VRN	-

Variable Rate Note. Instruments whose interest rates change on specified date (such as a coupon date or interest payment date) and/or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). The interest rate disclosed reflects the rate in effect on May 31, 2010.

WR	-	Withdrawn Rating

16 PIMCO Corporate Opportunity Fund Semi-Annual Report | 5.31.10 | See accompanying Notes to Financial Statements.

PIMCO Corporate Opportunity Fund Statement of Assets and Liabilities

May 31, 2010 (unaudited)

Assets:
Investments, at value (cost-$1,442,812,087)	$1,492,579,929
Cash (including foreign currency of $838,975 with a cost of $847,080)	8,677,894
Interest and dividend receivable	25,689,676
Unrealized appreciation of swaps	14,522,900
Receivable for investments sold	7,099,757
Unrealized appreciation of forward foreign currency contracts	2,521,266
Receivable from broker	1,780,476
Receivable for variation margin on futures contracts	105,287
Swap premiums paid	104,306
Prepaid expenses	76,383
Total Assets	1,553,157,874

Liabilities:
Payable for reverse repurchase agreements	179,059,076
Payable for investments purchased	60,987,324
Dividends payable to common and preferred shareholders	7,752,825
Payable to brokers for cash collateral received	7,310,000
Swaps premium received	6,158,823
Unrealized depreciation of swaps	2,355,936
Unrealized depreciation of forward foreign currency contracts	879,001
Investment management fees payable	668,589
Interest payable for reverse repurchase agreements	26,438
Accrued expenses and other liabilities	470,471
Total Liabilities	265,668,483
Preferred Shares ($25,000 liquidation preference per share applicable to an aggregate of 13,000 shares issued and outstanding)	325,000,000
Net Assets Applicable to Common Shareholders	$962,489,391

Composition of Net Assets Applicable to Common Shareholders:
Common Stock:
Par value ($0.00001 per share, applicable to 67,261,973 shares issued and outstanding)	$673
Paid-in-capital in excess of par	954,310,156
Undistributed net investment income	9,853,327
Accumulated net realized loss	(71,462,834)
Net unrealized appreciation of investments, futures contracts, swaps and foreign currency transactions	69,788,069
Net Assets Applicable to Common Shareholders	$962,489,391
Net Asset Value Per Common Share	$14.31

See accompanying Notes to Financial Statements. | 5.31.10 | PIMCO Corporate Opportunity Fund Semi-Annual Report 17

PIMCO Corporate Opportunity Fund Statement of Operations

Six Months ended May 31, 2010 (unaudited)

Investment Income:
Interest	$61,969,020
Dividends	1,186,255
Facility and other fee income	30,986
Total Investment Income	63,186,261

Expenses:
Investment management fees	3,872,831
Interest expense	381,734
Auction agent fees and commissions	237,559
Custodian and accounting agent fees	189,865
Shareholder communications	103,615
Trustees’ fees and expenses	73,970
Legal fees	54,473
Audit and tax services	48,449
New York Stock Exchange listing fees	21,788
Insurance expense	18,826
Transfer agent fees	16,976
Miscellaneous	5,806
Total expenses	5,025,892

Net Investment Income	58,160,369

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	103,598,208
Futures contracts	6,594,055
Swaps	(5,804,868)
Foreign currency transactions	15,248,127
Net change in unrealized appreciation/depreciation of:
Investments	(45,242,957)
Futures contracts	(6,339,024)
Swaps	316,612
Foreign currency transactions	4,454,147
Net realized and change in unrealized gain on investments, futures contracts, swaps and foreign currency transactions	72,824,300
Net Increase in Net Assets Resulting from Investment Operations	130,984,669

Dividends on Preferred Shares from Net Investment Income	(341,880)
Net Increase in Net Assets Applicable to Common Shareholders Resulting from Investment Operations	$130,642,789

18 PIMCO Corporate Opportunity Fund Semi-Annual Report | 5.31.10 | See accompanying Notes to Financial Statements.

PIMCO Corporate Opportunity Fund Statement of Changes in Net Assets

Applicable to Common Shareholders

	Six Months
	ended
	May 31, 2010	Year ended
	(unaudited)	November 30, 2009
Investment Operations:
Net investment income	$58,160,369	$109,285,991
Net realized gain (loss) on investments, futures contracts, options written, swaps and foreign currency transactions	119,635,522	(92,534,674)
Net change in unrealized appreciation/depreciation of investments, futures contracts, options written, swaps and foreign currency transactions	(46,811,222)	416,350,751
Net increase in net assets resulting from investment operations	130,984,669	433,102,068
Dividends on Preferred Shares from Net Investment Income	(341,880)	(1,238,917)
Net increase in net assets applicable to common shareholders resulting from investment operations	130,642,789	431,863,151
Dividends to Common Shareholders from Net Investment Income	(85,139,403)	(92,006,621)
Capital Share Transactions:
Reinvestment of dividends	5,283,518	4,919,401
Total increase in net assets applicable to common shareholders	50,786,904	344,775,931

Net Assets Applicable to Common Shareholders:
Beginning of period	911,702,487	566,926,556
End of period (including undistributed net investment income of $9,853,327 and $37,174,241, respectively)	$962,489,391	$911,702,487

Common Shares Issued in Reinvestment of Dividends	362,680	476,229

See accompanying Notes to Financial Statements. | 5.31.10 | PIMCO Corporate Opportunity Fund Semi-Annual Report 19

PIMCO Corporate Opportunity Fund Statement of Cash Flows

Six Months ended May 31, 2010 (unaudited)

Decrease in Cash from:

Cash Flows provided by Operating Activities:
Net increase in net assets resulting from investment operations	$130,984,669

Adjustments to Reconcile Net Increase in Net Assets Resulting from Investment Operations to Net Cash provided by Operating Activities:
Purchases of long-term investments	(678,409,045)
Proceeds from sales of long-term investments	638,127,184
Purchases of short-term investments, net	(1,785,645)
Net realized gain on investments, futures contracts, swaps and foreign currency transactions	(119,635,522)
Net change in unrealized appreciation/depreciation of investments, futures contracts, swaps and foreign currency transactions	46,811,222
Net amortization on investments	(7,534,243)
Increase in receivable for investments sold	(612,382)
Increase in interest receivable	(1,227,939)
Proceeds from futures contracts transactions, net	314,144
Decrease in deposits with brokers for futures contracts collateral	89,200
Decrease in receivable from broker	110,252
Increase in prepaid expenses	(41,703)
Increase in payable for investments purchased	49,555,784
Increase in payable to brokers for cash collateral received	540,000
Periodic and termination payments of swaps, net	(7,567,236)
Net cash provided by foreign currency transactions	14,748,735
Increase in investment management fees payable	60,200
Decrease in interest payable for reverse repurchase agreements	(8,750)
Increase in accrued expenses and other liabilities	152,059
Net cash provided by operating activities*	64,670,984

Cash Flows used for Financing Activities:
Increase in payable for reverse repurchase agreements	6,594,851
Cash dividends paid (excluding reinvestment of dividends of $5,283,518)	(80,145,599)
Net cash used for financing activities	(73,550,748)
Net decrease in cash	(8,879,764)
Cash at beginning of period	17,557,658
Cash at end of period	$8,677,894

*                 Included in operating expenses is cash paid by the Fund for interest primarily on reverse repurchase agreements of $390,001.

20 PIMCO Corporate Opportunity Fund Semi-Annual Report | 5.31.10 | See accompanying Notes to Financial Statements.

PIMCO Corporate Opportunity Fund Notes to Financial Statements
May 31, 2010 (unaudited)

1. Organization and Significant Accounting Policies

PIMCO Corporate Opportunity Fund (the “Fund”), was organized as a Massachusetts business trust on September 13, 2002. Prior to commencing operations on December 27, 2002, the Fund had no operations other than matters relating to its organization and registration as a diversified, closed-end management investment company registered under the Investment Company Act of 1940 and the rules and regulations thereunder, as amended. Allianz Global Investors Fund Management LLC (the “Investment Manager”) serves as the Fund’s Investment Manager and is an indirect, wholly-owned subsidiary of Allianz Global Investors of America L.P. (“Allianz Global”). Allianz Global is an indirect, wholly-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. The Fund has an unlimited amount of $0.00001 par value per share of common stock authorized.

The Fund’s investment objective is to seek maximum total return through a combination of current income and capital appreciation in a diversified portfolio of U.S. dollar-denominated corporate debt obligations of varying maturities and of other income-producing securities.

There is no guarantee that the Fund will meet its stated objective.

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Fund’s financial statements. Actual results could differ from those estimates.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

The following is a summary of significant accounting policies consistently followed by the Fund:

(a) Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services.

Portfolio securities and other financial instruments for which market quotations are not readily available or for which a development/event occurs that may significantly impact the value of a security, are fair-valued, in good faith, pursuant to procedures established by the Board of Trustees, or persons acting at their discretion pursuant to procedures established by the Board of Trustees, including certain fixed income securities which may be valued with reference to securities whose prices are more readily available. The Fund’s investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Exchange-traded futures and options on futures are valued at the settlement price determined by the relevant exchange. Securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement value. Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days. Investments initially valued in currencies other than U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the net asset value (“NAV”) of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed.

The prices used by the Fund to value securities may differ from the value that would be realized if the securities were sold and these differences could be material to the Fund’s financial statements. The Fund’s NAV is normally determined as of the close of regular trading (normally, 4: 00 p.m. Eastern time) on the NYSE on each day the NYSE is open for business.

5.31.10 | PIMCO Corporate Opportunity Fund Semi-Annual Report 21

PIMCO Corporate Opportunity Fund Notes to Financial Statements
May 31, 2010 (unaudited)

1. Organization and Significant Accounting Policies (continued)

(b) Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i. e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•      Level 1 – quoted prices in active markets for identical investments that the Fund has the ability to access

•      Level 2 – valuations based on other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.) or quotes from inactive exchanges

•      Level 3 – valuations based on significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation technique used.

The valuation techniques used by the Fund to measure fair value during the six months ended May 31, 2010 maximized the use of observable inputs and minimized the use of unobservable inputs. When fair-valuing securities, the Fund utilized option adjusted spread pricing techniques.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

A summary of the inputs used at May 31, 2010 in valuing the Fund’s assets and liabilities is listed below:

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 5/31/10
Investments in Securities – Assets
Corporate Bonds & Notes:
Airlines	–	$21,354,323	$45,518,046	$66,872,369
Financial Services	–	588,515,113	10,664,601	599,179,714
Transportation	–	–	1,310,430	1,310,430
All Other	–	375,294,896	–	375,294,896
Mortgaged-Backed Securities	–	242,200,909	18,878,450	261,079,359
Municipal Bonds	–	58,681,278	–	58,681,278
Sovereign Debt Obligations	–	24,222,142	–	24,222,142
Senior Loans	–	23,027,978	–	23,027,978
Convertible Preferred Stock	$15,360,262	–	–	15,360,262
Asset-Backed Securities	–	13,409,660	–	13,409,660
Preferred Stock	–	5,812,000	–	5,812,000
U.S. Treasury Obligations	–	3,423,762	–	3,423,762
U.S. Government Agency Securities	–	30,616	–	30,616
Short-Term Investments	–	44,143,320	–	44,143,320
Options Purchased	–	732,143	–	732,143
Total Investments in Securities – Assets	$15,360,262	$1,400,848,140	$76,371,527	$1,492,579,929
Other Financial Instruments*	$6,565,721	$13,809,229	–	$20,374,950
Total Investments	$21,925,983	$1,414,657,369	$76,371,527	$1,512,954,879

*  Other Financial Instruments are derivative instruments not reflected in the Schedule of Investments, such as futures contracts, swap agreements and forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) of the instrument.

22 PIMCO Corporate Opportunity Fund Semi-Annual Report | 5.31.10

PIMCO Corporate Opportunity Fund Notes to Financial Statements
May 31, 2010 (unaudited)

1. Organization and Significant Accounting Policies (continued)

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the six months ended May 31, 2010, was as follows:

	Beginning Balance 11/30/09	Net Purchases (Sales) and Settlements	Accrued Discounts (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 5/31/10
Investments in Securities –Assets
Corporate Bonds & Notes:
Airlines	$40,278,181	$(1,585,151)	$10,536	$32,100	$3,448,630	$3,333,750	–	$45,518,046
Financial Services	954,000	9,436,050	1,351	(15,550)	288,750	–	–	10,664,601
Transportation	1,650,961	(340,531)	(1,969)	(4,341)	6,310	–	–	1,310,430
Mortgaged-Backed
Securities	1,707,871	17,679,001	50,547	–	1,907,620	–	$(2,466,589)	18,878,450
Total Investments	$44,591,013	$25,189,369	$60,465	$12,209	$5,651,310	$3,333,750	$(2,466,589)	$76,371,527

The net change in unrealized appreciation/depreciation of Level 3 investments which the Fund held at May 31, 2010, was $4,796,786. Net realized gain (loss) and net change in unrealized appreciation/depreciation are reflected on the Statement of Operations.

In January 2010, the Financial Accounting Standards Board released ASU 2010-06, “Improving Disclosures about Fair Value Measurements”. ASU 2010-06 is effective for annual and interim reporting periods beginning after December 15, 2009. The Fund’s management is in the process of reviewing ASU 2010-06 to determine future applicability.

(c) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Securities purchased and sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses on investments are determined on an identified cost basis. Interest income adjusted for the accretion of discount and amortization of premiums is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized, respectively, to interest income over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Facility fees and other fees (such as origination fees) received by the Fund are amortized as income over the expected term of the loan. Commitment fees received by the Fund relating to unfunded purchase commitments are recorded as other fee income upon receipt. Paydown gains and losses are netted and recorded as interest income on the Statement of Operations.

(d) Federal Income Taxes

The Fund intends to distribute all of its taxable income and to comply with the other requirements of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. Fund management has determined that its evaluation has resulted in no material impact to the Fund’s financial statements at May 31, 2010. The Fund’s federal tax returns for the prior three years remain subject to examination by the Internal Revenue Service.

(e) Dividends and Distributions — Common Stock

The Fund declares dividends from net investment income monthly to common shareholders. Distributions of net realized capital gains, if any, are paid at least annually. The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment. Temporary differences do not require reclassification. To the

5.31.10 | PIMCO Corporate Opportunity Fund Semi-Annual Report 23

PIMCO Corporate Opportunity Fund Notes to Financial Statements
May 31, 2010 (unaudited)

1. Organization and Significant Accounting Policies (continued)

extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions of paid-in-capital in excess of par.

(f) Foreign Currency Translation

The Fund’s accounting records are maintained in U.S. dollars as follows: (1) the foreign currency market value of investments and other assets and liabilities denominated in foreign currency are translated at the prevailing exchange rate at the end of the period; and (2) purchases and sales, income and expenses are translated at the prevailing exchange rate on the respective dates of such transactions. The resulting net foreign currency gain (loss) is included in the Fund’s Statement of Operations.

The Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain (loss) for both financial reporting and income tax reporting purposes.

(g) Senior Loans

The Fund purchases assignments of, and participations in, Senior Loans originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a lending syndicate of financial institutions (the “Lender”). When purchasing an assignment, the Fund succeeds to all the rights and obligations under the loan agreement with the same rights and obligations as the assigning Lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender.

(h) Repurchase Agreements

The Fund enters into transactions with its custodian bank or securities brokerage firms whereby it purchases securities under agreements to resell such securities at an agreed upon price and date (“repurchase agreements”). The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. Such agreements are carried at the contract amount in the financial statements, which is considered to represent fair-value. Collateral pledged (the securities received), which consists primarily of U.S. government obligations and asset-backed securities, are held by the custodian bank until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Fund require that the market value of the collateral, including accrued interest thereon, be sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

(i) Reverse Repurchase Agreements

In a reverse repurchase agreement, the Fund sells securities to a bank or broker-dealer and agrees to repurchase the securities at a mutually agreed upon date and price. Generally, the effect of such a transaction is that the Fund can recover and reinvest all or most of the cash invested in portfolio securities involved during the term of the reverse repurchase agreement and still be entitled to the returns associated with those portfolio securities. Such transactions are advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the returns it obtains on investments purchased with the cash. To the extent a Fund does not cover its positions in reverse repurchase agreements (by segregating liquid assets at least equal in amount to the forward purchase commitment), the Fund’s uncovered obligations under the agreements will be subject to the Fund’s limitations on borrowings. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(j) When-Issued/Delayed-Delivery Transactions

When-issued or delayed-delivery transactions involve a commitment to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery

24 PIMCO Corporate Opportunity Fund Semi-Annual Report | 5.31.10

PIMCO Corporate Opportunity Fund Notes to Financial Statements
May 31, 2010 (unaudited)

1. Organization and Significant Accounting Policies (continued)

purchases are outstanding, the Fund will set aside and maintain until the settlement date in a designated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations; consequently, such fluctuations are taken into account when determining the net asset value. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a realized gain or loss. When a security is sold on a delayed-delivery basis, the Fund does not participate in future gains and losses with respect to the security.

(k) Mortgage-Related and Other Asset-Backed Securities

Investments in mortgage-related or other asset-backed securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The value of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Fund to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. The decline in liquidity and prices of these types of securities may have made it more difficult to determine fair market value. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

(l) U.S. Government Agencies or Government-Sponsored Enterprises

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly-owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors not backed by the full faith and credit of the U.S. Government include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

(m) Interest Expense

Interest expense relates primarily to the Fund’s liability in connection with reverse repurchase agreements. Interest expense is recorded as it is incurred.

(n) Custody Credits on Cash Balances

The Fund benefits from an expense offset arrangement with its custodian bank, whereby uninvested cash balances earn credits which reduce monthly custodian and accounting agent expenses. Had these cash balances been invested in income-producing securities, they would have generated income for the Fund.

2. Principal Risks

In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk). The Fund also is exposed to various risks such as, but not limited to, interest rate, foreign currency, market price and credit risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is used primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i. e. yield) movements.

5.31.10 | PIMCO Corporate Opportunity Fund Semi-Annual Report 25

PIMCO Corporate Opportunity Fund Notes to Financial Statements

May 31, 2010 (unaudited)

2. Principal Risks (continued)

If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including economic growth, changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency-denominated securities may reduce the returns of the Fund.

The Fund is subjected to elements of risk not typically associated with investments in the U.S., due to concentrated investments in specific industries or investments in foreign issuers located in a specific country or region. Such concentrations will subject the Fund to additional risks resulting from future political or economic conditions in such country or region and the possible imposition of adverse governmental laws of currency exchange restrictions affecting such country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies.

The market values of equity securities, such as common and preferred stock, or equity-related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

The Fund is exposed to credit risk, which is the risk of losing money if the issuer or guarantor of a fixed income security is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Fund is exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. The potential loss to the Fund could exceed the value of the financial assets recorded in the Fund’s financial statements. Financial assets, which potentially expose the Fund to counterparty risk, consist principally of cash due from counterparties and investments. The Fund’s sub-adviser, Pacific Investment Management Company LLC (the “Sub-Adviser”), an affiliate of the Investment Manager, seeks to minimize the Fund’s counterparty risk by performing reviews of each counterparty and by minimizing concentration of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Fund is party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with select counterparties that govern transactions, over-the-counter derivative and foreign exchange contracts, entered into by the Fund and those counterparties. The ISDA Master Agreements contain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements of the Fund.

The considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis are governed by Master Securities Forward Transaction Agreements (“Master Forward Agreements”) between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

The Fund is also a party to Master Repurchase Agreements (“Master Repo Agreements”) with select counterparties. The Master Repo Agreements maintain provision for initiation, income payments, events of default, and maintenance of collateral.

26 PIMCO Corporate Opportunity Fund Semi-Annual Report | 5.31.10

PIMCO Corporate Opportunity Fund Notes to Financial Statements

May 31, 2010 (unaudited)

2. Principal Risks (continued)

The counterparty risk associated with certain contracts may be reduced by master netting arrangements to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Fund’s overall exposure to counterparty risk with respect to transactions subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (“SIPA”) was commenced with respect to Lehman Brothers Inc. (“SLH”), a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of SLH. Lehman Brothers International (Europe) (“LBI”) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. (“LBSF”) filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding.

The Fund had select holdings, credit default swap agreements, foreign currency transactions, securities and derivatives transactions outstanding with Lehman Brothers entities as issuer, referenced entity, counterparty or guarantor at the time the relevant Lehman Brothers entity filed for protection or was placed in administration. The security holdings, credit default swap agreements, foreign currency transactions, securities and derivatives transactions associated with LBSF as counterparty were written down to their estimated recoverable values. Anticipated losses for securities and derivatives transactions associated with Lehman Brothers have been incorporated as net realized gain (loss) on the Fund’s Statement of Operations. The remaining balances due from SLH are included in receivable from broker on the Fund’s Statement of Assets and Liabilities. A facilitated auction occurred on October 10, 2008 comprising multiple pre-approved brokerage agencies to determine the estimated recovery rate for holdings and credit default swap agreements with Lehman Brothers Holdings Inc. as the referenced entity. These recovery rates, as well as the current value of Senior Lehman bonds, were utilized in determining estimated recovery values for certain holdings. On September 23, 2009, LBSF returned all cash collateral to the Fund and the Fund paid all outstanding liabilities owed.

3. Financial Derivative Instruments

Disclosure about derivative instruments and hedging activities requires qualitative disclosure regarding objectives and strategies for using derivatives, quantitative disclosure about fair value amounts of gains and losses on derivative instruments, and disclosure about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives which are accounted for as “hedges” and those that do not qualify for such accounting. Although the Fund may sometimes use derivatives for hedging purposes, the Fund reflects derivatives at fair value and recognizes changes in fair value through the Fund’s Statement of Operations, and such derivatives do not qualify for hedge accounting treatment. Derivative notional amounts and values as of May 31, 2010, which are disclosed in the accompanying Notes to Financial Statements, are indicative of the volume of the Fund’s derivatives activities over the reporting period.

(a) Futures Contracts

The Fund uses futures contracts to manage their exposure to the securities markets or the movements in interest rates and currency values. A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker an amount of cash or securities equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contracts, the Fund agrees to receive from or pay to the broker an amount of cash or securities equal to the daily fluctuation in the value of the contracts. Such receipts or payments are known as “variation margin” and are recorded by the Fund as unrealized appreciation or depreciation. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contracts at the time they were opened and the value at the time they were closed. Any unrealized appreciation or depreciation recorded is simultaneously reversed. The use of futures transactions involves various risks, including the risk of an imperfect correlation in the movements in the price of futures contracts, interest rates and underlying hedging assets, and possible inability or unwillingness of counterparties to meet the terms of their contracts.

5.31.10 | PIMCO Corporate Opportunity Fund Semi-Annual Report 27

PIMCO Corporate Opportunity Fund Notes to Financial Statements

May 31, 2010 (unaudited)

3. Financial Derivative Instruments (continued)

(b) Option Transactions

The Fund purchases and writes (sells) put and call options on securities for hedging purposes, risk management purposes or otherwise as part of its investment strategies. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When an option is written, the premium received is recorded as an asset with an equal liability which is subsequently marked to market to reflect the market value of the option written. These liabilities, if any, are reflected as options written in the Fund’s Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchased transactions, as a realized loss. If a call option written is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a put option written is exercised, the premium reduces the cost basis of the security. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of a written option could result in the Fund purchasing a security at a price different from its current market value.

(c) Swap Agreements

Swap agreements are privately negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. The Fund enters into credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements in order to manage its exposure to credit, currency and interest rate risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Payments received or made at the beginning of the measurement period are reflected as such on the Fund’s Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Fund’s Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Fund’s Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gains or losses on the Fund’s Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized on the Fund’s Statement of Assets and Liabilities. Such risks include the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

Credit Default Swap Agreements — Credit default swap agreements involve one party (referred to as the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

28 PIMCO Corporate Opportunity Fund Semi-Annual Report | 5.31.10

PIMCO Corporate Opportunity Fund Notes to Financial Statements

May 31, 2010 (unaudited)

3. Financial Derivative Instruments (continued)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues or sovereign issues of an emerging country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Fund uses credit default swaps on corporate issues or sovereign issues of an emerging country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit events. Unlike credit default swaps on corporate issues or sovereign issues of an emerging country, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. The Fund uses credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index, or in the case of a tranched index credit default swap, the credit event is settled based on the name’s weight in the index that falls within the tranche for which the Fund bears exposure. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Fund uses credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds with a credit default swap on indices which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit-default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end are disclosed later in the Notes to Financial Statements (see 5(b)) and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance

5.31.10 | PIMCO Corporate Opportunity Fund Semi-Annual Report 29

PIMCO Corporate Opportunity Fund Notes to Financial Statements

May 31, 2010 (unaudited)

3. Financial Derivative Instruments (continued)

risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of May 31, 2010 for which the Fund is the seller of protection are disclosed later in the Notes to Financial Statements (see 5(b)). These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Interest Rate Swap Agreements — Interest rate swap agreements involve the exchange by the Fund with a counterparty of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments, with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.

(d) Forward Foreign Currency Contracts

A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. The Fund enters into forward foreign currency contracts for the purpose of hedging against foreign currency risk arising from the investment or anticipated investment in securities denominated in foreign currencies. The Fund also enters into these contracts for purposes of increasing exposure to a foreign currency or shifting exposure to foreign currency fluctuations from one country to another. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. All commitments are marked to market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In addition, these contracts may involve market risk in excess of the unrealized gain (loss) reflected in the Fund’s Statement of Assets and Liabilities.

Fair Value of Derivative Instruments at May 31, 2010

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure.

The effect of derivative instruments on the Fund’s Statement of Assets and Liabilities at May 31, 2010:

			Foreign
	Interest	Credit	Exchange
Location	Rate Contracts	Contracts	Contracts	Total
Asset Derivatives:
Investments, at value (options purchased)	$2,500	–	$729,643	$732,143
Unrealized appreciation of swaps	–	$14,522,900	–	14,522,900
Receivable for variation margin on futures contracts*	105,287	–	–	105,287
Unrealized appreciation of forward foreign currency contracts	–	–	2,521,266	2,521,266
Total Asset Derivatives	$107,787	$14,522,900	$3,250,909	$17,881,596

30 PIMCO Corporate Opportunity Fund Semi-Annual Report | 5.31.10

PIMCO Corporate Opportunity Fund Notes to Financial Statements

May 31, 2010 (unaudited)

3. Financial Derivative Instruments (continued)

			Foreign
	Interest	Credit	Exchange
Location	Rate Contracts	Contracts	Contracts	Total
Liability Derivatives:
Unrealized depreciation of swaps	$(202,258)	$(2,153,678)	–	$(2,355,936)
Unrealized depreciation of forward foreign currency contracts	–	–	$(879,001)	(879,001)
Total Liability Derivatives	$(202,258)	$(2,153,678)	$(879,001)	$(3,234,937)

*       Included in the unrealized appreciation of $6,565,721 on futures contracts, as reported in section 5(a) of the Notes to Financial Statements.

The effect of derivative instruments on the Fund’s Statement of Operations for the six months ended May 31, 2010:

			Foreign
	Interest	Credit	Exchange
Location	Rate Contracts	Contracts	Contracts	Total
Net realized gain (loss) on:
Investments (options purchased)	$(32,075)	–	$(355,111)	$(387,186)
Futures contracts	6,594,055	–	–	6,594,055
Swaps	–	$(5,804,868)	–	(5,804,868)
Foreign currency transactions	–	–	16,072,640	16,072,640
Total net realized gain (loss)	$6,561,980	$(5,804,868)	$15,717,529	$16,474,641
Net change in unrealized appreciation/depreciation of:
Investments (options purchased)	$26,603	–	$(345,074)	$(318,471)
Futures contracts	(6,339,024)	–	–	(6,339,024)
Swaps	85,520	$231,092	–	316,612
Foreign currency transactions	–	–	4,980,148	4,980,148
Total net change in unrealized appreciation/depreciation	$(6,226,901)	$231,092	$4,635,074	$(1,360,735)

4. Investment Manager/Sub-Adviser

The Fund has entered into an Investment Management Agreement (the “Agreement”) with the Investment Manager. Subject to the supervision of the Fund’s Board of Trustees, the Investment Manager is responsible for managing, either directly or through others selected by it, the Fund’s investment activities, business affairs and administrative matters. Pursuant to the Agreement, the Investment Manager receives an annual fee, payable on a monthly basis, at an annual rate of 0.60% of the Fund’s average daily net assets, inclusive of net assets attributable to any Preferred Shares that may be outstanding.

The Investment Manager has retained the Sub-Adviser to manage the Fund’s investments. Subject to the supervision of the Investment Manager, the Sub-Adviser is responsible for making all of the Fund’s investment decisions. The Investment Manager, and not the Fund, pays a portion of the fees it receives as Investment Manager to the Sub-Adviser in return for its services.

5. Investments in Securities

Purchases and sales of investments, other than short-term securities and U.S. government obligations for the six months ended May 31, 2010, were $664,054,276 and $621,598,495, respectively. Purchases and sales in U.S. government obligations were $14,354,769 and $18,978,712, respectively.

5.31.10 | PIMCO Corporate Opportunity Fund Semi-Annual Report 31

PIMCO Corporate Opportunity Fund Notes to Financial Statements

May 31, 2010 (unaudited)

5. Investments in Securities (continued)

(a) Futures contracts outstanding at May 31, 2010:

		Market
		Value	Expiration	Unrealized
Type	Contracts	(000s)	Date	Appreciation
Long: Financial Futures Euro — 90 day	650	$161,525	6/14/10	$2,715,281
Financial Futures Euro — 90 day	1,458	360,873	12/13/10	3,850,440
				$6,565,721

(b) Credit default swap agreements:

Sell protection swap agreements outstanding at May 31, 2010 (1):

Swap Counterparty/ Referenced Debt Issuer	Notional Amount Payable on Default (000s) (3)	Credit Spread (2)	Termination Date	Payments Received	Market Value (4)	Upfront Premiums Paid(Received)	Unrealized Appreciation (Depreciation)
Bank of America:
Ford Motor Credit	$10,000	4.33%	3/20/12	2.55%	$(241,059)	–	$(241,059)
Barclays Bank:
General Electric	27,300	2.22%	12/20/12	0.63%	(1,033,427)	–	(1,033,427)
SLM	8,000	5.55%	12/20/13	5.00%	(26,559)	$(1,000,00)	973,441
BNP Paribas:
General Electric	2,500	2.30%	12/20/13	4.60%	211,536	–	211,536
General Electric	3,500	2.30%	12/20/13	4.70%	308,398	–	308,398
Royal Bank of Scotland	3,500	1.86%	6/20/13	1.50%	(23,410)	–	(23,410)
Royal Bank of Scotland	3,500	1.82%	6/20/13	2.65%	103,631	–	103,631
Citigroup:
General Electric	7,000	2.30%	12/20/13	4.00%	445,342	–	445,342
General Electric	15,600	2.31%	3/20/14	4.05%	1,063,604	–	1,063,604
General Electric	9,500	2.30%	12/20/13	4.25%	687,495	–	687,495
General Electric	5,000	2.30%	12/20/13	4.65%	431,820	–	431,820
GMAC	3,500	4.80%	6/20/12	1.40%	(213,908)	–	(213,908)
SLM	3,000	5.55%	12/20/13	5.00%	(9,960)	(315,000)	305,040
Deutsche Bank:
American International Group	6,000	4.53%	12/20/13	5.00%	150,280	(1,020,000)	1,170,280
Brazilian Government International Bond	14,300	0.99%	5/20/12	0.69%	(75,799)	–	(75,799)
Brazilian Government International Bond	1,300	1.49%	5/20/17	1.04%	(35,362)	–	(35,362)
General Electric	6,500	2.30%	12/20/13	3.68%	340,752	–	340,752
General Electric	9,500	2.30%	12/20/13	4.23%	680,847	–	680,847
General Electric	20,500	2.30%	12/20/13	4.70%	1,806,328	–	1,806,328
General Electric	12,300	2.30%	12/20/13	4.78%	1,116,076	–	1,116,076
MetLife	7,000	2.81%	3/20/13	2.07%	(109,281)	–	(109,281)
SLM	3,000	5.55%	12/20/13	5.00%	(9,960)	(390,000)	380,040
United Kingdom Gilt	8,200	0.73%	12/20/14	1.00%	111,003	57,415	53,588
JPMorgan Chase:
GMAC	8,100	4.80%	6/20/12	1.84%	(421,432)	–	(421,432)
Merrill Lynch:
Ford Motor	17,000	5.40%	6/20/13	5.00%	28,616	(3,255,000)	3,283,616
SLM	1,075	5.55%	12/20/13	5.00%	(3,569)	(150,500)	146,931

32 PIMCO Corporate Opportunity Fund Semi-Annual Report | 5.31.10

PIMCO Corporate Opportunity Fund Notes to Financial Statements

May 31, 2010 (unaudited)

5. Investments in Securities (continued)

	Notional
Swap	Amount
Counterparty/	Payable on					Upfront
Referenced	Default	Credit	Termination	Payments	Market	Premiums	Unrealized
Debt Issuer	(000s) (3)	Spread (2)	Date	Received	Value (4)	Paid	Appreciation
Morgan Stanley:
Ford Motor Credit	$20,000	2.32%	9/20/10	4.05%	$280,545	–	$280,545
General Electric	5,000	2.30%	12/20/13	4.15%	344,344	–	344,344
Societe Generate:
United Kingdom Gilt	33,000	0.75%	3/20/15	1.00%	436,137	$ 46,891	389,246
					$6,343,028	$(6,026,194)	$12,369,222

(1)       If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)       Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)       The maximum potential amount the Fund could be required to make available as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)       The quoted market prices and resulting values for credit default swap agreements serve as an indicator of the status at May 31, 2010 of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(c) Interest rate swap agreements outstanding at May 31, 2010:

Rate Type
	Notional					Upfront
Swap	Amount	Termination	Payments	Payments	Market	Premiums	Unrealized
Counterparty	(000s)	Date	Made	Received	Value	Received	Depreciation
UBS	BRL 17,970	1/2/12	BRL-CDI-Compounded	10.58%	$(230,581)	$(28,323)	$(202,258)

BRL—Brazilian Real

CDI—Inter-Bank Deposit Certificate

5.31.10 | PIMCO Corporate Opportunity Fund Semi-Annual Report 33

PIMCO Corporate Opportunity Fund Notes to Financial Statements

May 31, 2010 (unaudited)

5. Investments in Securities (continued)

(d) Forward foreign currency contracts outstanding at May 31, 2010:

		U.S.$
		Value on		Unrealized
		Origination	U.S.$ Value	Appreciation
	Counterparty	Date	May 31, 2010	(Depreciation)
Purchased:
1,554,693 Australian Dollar settling 6/30/10	Deutsche Bank	$1,280,655	$1,313,602	$32,947
23,985,286 Brazilian Real settling 6/2/10	Goldman Sachs	13,354,836	13,146,224	(208,612)
2,570,000 British Pound settling 6/24/10	Barclays Bank	3,922,643	3,715,965	(206,678)
4,570,000 Canadian Dollar settling 7/7/10	UBS	4,543,719	4,345,216	(198,503)
1,976,760 Chinese Yuan Renminbi settling 11/23/10	Barclays Bank	298,000	291,291	(6,709)
3,203,980 Chinese Yuan Renminbi settling 11/17/10	Citigroup	483,000	472,014	(10,986)
8,256,229 Chinese Yuan Renminbi settling 11/17/10	Deutsche Bank	1,246,102	1,216,316	(29,786)
16,975,912 Chinese Yuan Renminbi settling 1/10/11	JPMorgan Chase	2,529,000	2,506,003	(22,997)
3,255,564 Chinese Yuan Renminbi settling 11/17/10	Morgan Stanley	492,000	479,613	(12,387)
7,304,165 Mexican Peso settling 9/24/10	HSBC Bank	566,720	560,505	(6,215)
3,346,382,500 South Korean Won settling 11/12/10	HSBC Bank	2,929,000	2,800,293	(128,707)

Sold:
23,985,286 Brazilian Real settling 8/3/10	Goldman Sachs	13,172,576	12,966,624	205,952
23,985,286 Brazilian Real settling 6/2/10	HSBC Bank	13,271,336	13,146,224	125,112
7,695,000 British Pound settling 6/24/10	Barclays Bank	11,745,032	11,126,205	618,827
5,984,000 British Pound settling 6/24/10	Citigroup	8,858,839	8,652,269	206,570
5,040,000 British Pound settling 6/24/10	HSBC Bank	7,757,467	7,287,339	470,128
14,811,000 British Pound settling 6/24/10	Royal Bank of Scotland	22,258,903	21,415,235	843,668
2,669,000 Euro settling 7/26/10	Barclays Bank	3,310,521	3,293,025	17,496
59,747,000 Euro settling 6/22/10	Royal Bank of Scotland	73,691,949	73,691,383	566
190,910,000 Japanese Yen settling 6/14/10	Barclays Bank	2,052,222	2,099,643	(47,421)
				$1,642,265

The Fund received $3,160,000 in principal value of U.S. Treasury Bills and $7,310,000 in cash as collateral for derivative contracts. Cash collateral received may be invested in accordance with the Fund’s investment strategy. Collateral received as securities cannot be pledged.

34 PIMCO Corporate Opportunity Fund Semi-Annual Report | 5.31.10

PIMCO Corporate Opportunity Fund Notes to Financial Statements

May 31, 2010 (unaudited)

5. Investments in Securities (continued)

(e) Open reverse repurchase agreements at May 31, 2010 were:

Counterparty	Rate	Trade Date	Maturity Date	Principal & Interest	Principal
Banc of America	0.44%	5/10/10	6/9/10	$20,071,296	$20,065,900
	0.48%	5/12/10	6/11/10	12,332,288	12,329,000
	0.50%	5/28/10	6/30/10	56,295,304	56,292,176
Barclays Bank	0.48%	5/28/10	6/28/10	18,619,993	18,619,000
Credit Suisse First Boston	0.35%	5/7/10	6/8/10	3,955,961	3,955,000
	0.35%	5/10/10	6/9/10	31,297,693	31,291,000
	0.45%	5/14/10	6/15/10	4,015,903	4,015,000
	0.45%	5/18/10	6/18/10	24,908,358	24,904,000
	0.45%	5/19/10	6/18/10	6,679,085	6,678,000
JPMorgan Chase	(0.50)%	5/3/10	12/9/10	909,633	910,000
					$179,059,076

The weighted average daily balance of reverse repurchase agreements outstanding during the six months ended May 31, 2010 was $141,369,982 at a weighted average interest rate of 0.52% . The total market value of underlying collateral (refer to the Schedule of Investments for positions segregated as collateral for reverse repurchase agreements) for open reverse repurchase agreements at May 31, 2010 was $183,048,534.

6. Income Tax Information

Net investment income and net realized gains differ for financial statement and federal income tax purposes primarily due to the treatment of amounts received under swap agreements. For the six months ended May 31, 2010, the Fund received $2,195,493 from swap agreements, which are treated as net realized gain (loss) for financial statement purposes and as net income (loss) for federal income tax purposes.

The cost basis of portfolio securities of $1,442,812,087 is substantially the same for both federal income tax purposes and financial reporting purposes. Aggregate gross unrealized appreciation for securities in which there is an excess of value over tax cost is $120,415,429; aggregate gross unrealized depreciation for securities in which there is an excess of tax cost over value is $70,647,587; and net unrealized appreciation for federal income tax purposes is $49,767,842.

7. Auction-Rate Preferred Shares

The Fund has 2,600 shares of Preferred Shares Series M, 2,600 shares of Preferred Shares Series T, 2,600 shares of Preferred Shares Series W, 2,600 shares of Preferred Shares Series TH and 2,600 shares of Preferred Shares Series F outstanding, each with a liquidation preference of $25,000 per share plus any accumulated, unpaid dividends.

Dividends are accumulated daily at an annual rate (typically re-set every seven days) through auction procedures. Distributions of net realized capital gains, if any, are paid annually.

For the six months ended May 31, 2010, the annualized dividend rates ranged from:

	High	Low	At May 31, 2010
Series M	0.542%	0.105%	0.330%
Series T	0.422%	0.105%	0.315%
Series W	0.392%	0.090%	0.330%
Series TH	0.377%	0.075%	0.362%
Series F	0.452%	0.075%	0.330%

The Fund is subject to certain limitations and restrictions while Preferred Shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Fund from declaring any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of Preferred Shares at their liquidation preference plus any accumulated, unpaid dividends.

5.31.10 | PIMCO Corporate Opportunity Fund Semi-Annual Report 35

PIMCO Corporate Opportunity Fund Notes to Financial Statements

May 31, 2010 (unaudited)

7. Auction-Rate Preferred Shares (continued)

Preferred shareholders, who are entitled to one vote per share, generally vote with the common shareholders but vote separately as a class to elect two Trustees and on any matters affecting the rights of the Preferred Shares.

Since mid-February 2008, holders of auction-rate preferred shares (“ARPS”) issued by the Fund has been directly impacted by an unprecedented lack of liquidity, which has similarly affected ARPS holders in many of the nation’s closed-end funds. Since then, regularly scheduled auctions for ARPS issued by the Fund has consistently “failed” because of insufficient demand (bids to buy shares) to meet the supply (shares offered for sale) at each auction. In a failed auction, ARPS holders cannot sell all, and may not be able to sell any, of their shares tendered for sale. While repeated auction failures have affected the liquidity for ARPS, they do not constitute a default or automatically alter the credit quality of the ARPS, and ARPS holders have continued to receive dividends at the defined “maximum rate”, the higher of the 7 day “AA” Composite Commercial Paper Rate multiplied by 150% (which is a function of short-term interest rates and typically higher than the rate that would have otherwise been set through a successful auction). If the Fund’s ARPS auctions continue to fail and the “maximum rate” payable on the ARPS rises as a result of changes in short-term interest rates, returns for the Fund’s common shareholders could be adversely affected.

8. Legal Proceedings

In June and September 2004, the Investment Manager and certain of its affiliates (including PEA Capital LLC (“PEA”), Allianz Global Investors Distributors LLC and Allianz Global Investors of America, L.P.) agreed to settle, without admitting or denying the allegations, claims brought by the Securities and Exchange Commission (“SEC”) and the New Jersey Attorney General alleging violations of federal and state securities laws with respect to certain open-end funds for which the Investment Manager serves as investment adviser. The settlements related to an alleged “market timing” arrangement in certain open-end funds formerly sub-advised by PEA. The Investment Manager and its affiliates agreed to pay a total of $68 million to settle the claims. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, and consented to cease and desist orders and censures. Subsequent to these events, PEA deregistered as an investment adviser and dissolved. None of the settlements alleged that any inappropriate activity took place with respect to the Fund.

Since February 2004, the Investment Manager and certain of its affiliates and their employees have been named as defendants in a number of pending lawsuits concerning “market timing,” which allege the same or similar conduct underlying the regulatory settlements discussed above. The market timing lawsuits have been consolidated in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland (the “MDL Court”). After a number of claims in the lawsuits were dismissed by the MDL Court, the parties entered into a stipulation of settlement, which was publicly filed with the MDL Court in April 2010, resolving all remaining claims, but the settlement remains subject to the approval of the MDL Court.

In addition, the Sub-Adviser is the subject of a lawsuit in the Northern District of Illinois Eastern Division in which the complaint alleges that plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when the Sub-Adviser held both physical and futures positions in 10-year Treasury notes for its client accounts. In July 2007, the court granted class certification of a class consisting of those persons who purchased futures contracts to offset short positions between May 9, 2005 and June 30, 2005. The Sub-Adviser currently believes that the complaint is without merit and the Sub-Adviser intends to vigorously defend against this action.

Several closed-end funds managed by the Investment Manager, including the Fund and certain other funds sub-advised by the Sub-Adviser, have each received a demand letter from a law firm on behalf of certain common shareholders. The demand letters allege that the Investment Manager and certain officers and trustees of the funds breached their fiduciary duties in connection with the redemption at par of a portion of the funds’ ARPS and demand that the boards of trustees take certain action to remedy those alleged breaches. The independent trustees of the board of each such fund, including the Fund, are evaluating the demand letters.

The Investment Manager and the Sub-Adviser believe that these matters are not likely to have a material adverse effect on the Fund or on their ability to perform their respective investment advisory activities relating to the Fund.

36 PIMCO Corporate Opportunity Fund Semi-Annual Report | 5.31.10

PIMCO Corporate Opportunity Fund Notes to Financial Statements

May 31, 2010 (unaudited)

9. Subsequent Events

On June 1, 2010, a dividend of $0.115 per share was declared to common shareholders payable June 29, 2010 to shareholders of record on June 11, 2010.

On July 1, 2010, a dividend of $0.115 per share was declared to common shareholders payable August 2, 2010 to shareholders of record on July 12, 2010.

On July 1, 2010, BNY Mellon completed its acquisition of PNC Global Investment Servicing, the Fund’s shareholder servicing agent.

5.31.10 | PIMCO Corporate Opportunity Fund Semi-Annual Report 37

PIMCO Corporate Opportunity Fund Financial Highlights

For a share of common stock outstanding throughout each period

	Six Months
	ended
	May 31, 2010		Year ended November 30,
	(unaudited)		2009		2008		2007		2006		2005
Net asset value, beginning of period	$13.63		$8.54		$14.34		$15.62		$15.59		$17.05
Investment Operations:
Net investment income	0.87		1.64		1.40		1.50		1.57		1.50
Net realized and change in unrealized gain (loss) on investments, futures contracts, options written, swaps, unfunded loan commitments and foreign currency transactions	1.09		4.85		(5.52)		(0.64)		0.54		(0.40)
Total from investment operations	1.96		6.49		(4.12)		0.86		2.11		1.10
Dividends and Distributions on Preferred Shares from:
Net investment income	(0.01)		(0.02)		(0.30)		(0.45)		(0.41)		(0.22)
Net realized gains	—		—		—		—		(0.00	)†	(0.05)
Total dividends and distributions on preferred shares	(0.01)		(0.02)		(0.30)		(0.45)		(0.41)		(0.27)
Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	1.95		6.47		(4.42)		0.41		1.70		0.83
Dividends and Distributions to Common Shareholders from:
Net investment income	(1.27)		(1.38)		(1.38)		(1.32)		(1.65)		(1.65)
Net realized gains	—		—		—		(0.31)		(0.02)		(0.64)
Return of capital	—		—		—		(0.06)		—		—
Total dividends and distributions to common shareholders	(1.27)		(1.38)		(1.38)		(1.69)		(1.67)		(2.29)
Net asset value, end of period	$14.31		$13.63		$8.54		$14.34		$15.62		$15.59
Market price, end of period	$15.50		$14.00		$7.55		$13.89		$16.94		$17.20
Total Investment Return (1)	20.61%		111.56%		(39.06)%		(8.43)%		8.96%		16.16%
RATIOS/SUPPLEMENTAL DATA:
Net assets applicable to common shareholders, end of period (000s)	$962,489		$911,702		$566,927		$946,896		1,022,823		1,013,189
Ratio of expenses to average net assets including interest expense (2)(3)	1.04	%(4)(5)	1.32	%(4)	1.39	%(4)	1.28	%(4)	1.27	%(4)	1.15%
Ratio of expenses to average net assets, excluding interest expense (2)(3)	0.96	%(5)	1.23%		1.30%		1.19%		1.18%		1.15%
Ratio of net investment income to average net assets (2)	12.03	%(5)	16.16%		11.08%		10.15%		10.21%		9.29%
Preferred shares asset coverage per share	$99,034		$95,129		$50,082		$66,880		$70,236		$69,814
Portfolio turnover	46%		80%		130%		38%		29%		41%
†			Less than $0.005 per common share.
(1)

Total investment return is calculated assuming a purchase of a share of common stock at the current market price on the first day and a sale of a share of common stock at the current market price on the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges. Total investment return for a period of less than one year is not annualized.

(2)			Calculated on the basis of income and expenses applicable to both common and preferred shares relative to the average net assets of common shareholders.
(3)			Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank. (See note 1(n) in Notes to Financial Statements).
(4)			Interest expense primarily relates to the liability for floating rate notes issued in connection with inverse floater transactions and/or reverse repurchase agreement transactions.
(5)			Annualized

38 PIMCO Corporate Opportunity Fund Semi-Annual Report | 5.31.10 | See accompanying Notes to Financial Statements.

PIMCO Corporate Opportunity Fund
Annual Shareholder Meeting Results/Changes to Board of Trustees/
Changes in Investment Policies/Proxy Voting Policies & Procedures (unaudited)

Annual Shareholder Meeting Results:

The Fund held its annual meeting of shareholders on April 14, 2010, which was adjourned to April 21, 2010.

Common/Preferred shareholders voted as indicated below:

		Withheld
	Affirmative	Authority
Re-election of Robert E. Connor* – Class I to serve until 2013	5,154	275
Election of James A. Jacobson* – Class II to serve until 2011	5,154	275
Re-election of Hans W. Kertess – Class I to serve until 2013	56,668,265	3,716,811
Re-election of William B. Ogden, IV – Class I to serve until 2013	56,728,293	3,656,783

Messrs. Paul Belica, John C. Maney†, and R. Peter Sullivan III continue to serve as Trustees of the Fund.

*   Preferred Shares Trustee

†   Interested Trustee

Changes to Board of Trustees:

Robert E. Connor served as a Trustee of the Fund until his death on April 8, 2010.

On June 22, 2010, the Fund’s Board of Trustees appointed Alan Rappaport as a Trustee.

R. Peter Sullivan, III announced his retirement from the Fund’s Board of Trustees effective July 31, 2010.

Changes in Investment Policies

Non-U.S. Dollar Denominated Securities. Effective April 12, 2010, the Fund may invest up to 25% of its total assets (measured at the time of investment) in non-U.S. dollar denominated securities. This replaced the Fund’s prior maximum limit with respect to investment in debt instruments denominated in foreign currencies, which was 10% of total assets.

Providing additional flexibility to invest in non-U.S. dollar denominated securities could potentially increase the Fund’s exposures to foreign (non-U.S.) investment risk and/or foreign currency risk. See “Note 2. Principal Risks” in the Notes to Financial Statements for additional discussion of these and other relevant risks.

Proxy Voting Policies & Procedures:

A description of the policies and procedures that the Fund has adopted to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30 is available (i) without charge, upon request, by calling the Fund’s shareholder servicing agent at (800) 254-5197; (ii) on the Fund’s website at www.allianzinvestors.com/closedendfunds; and (iii) on the Securities and Exchange Commission website at www.sec.gov.

5.31.10 | PIMCO Corporate Opportunity Fund Semi-Annual Report 39

Trustees	Fund Officers
Hans W. Kertess	Brian S. Shlissel
Chairman of the Board of Trustees	President & Chief Executive Officer
Paul Belica	Lawrence G. Altadonna
James A. Jacobson	Treasurer, Principal Financial & Accounting Officer
John C. Maney	Thomas J. Fuccillo
William B. Ogden, IV	Vice President, Secretary & Chief Legal Officer
Alan Rappaport	Scott Whisten
R. Peter Sullivan, III	Assistant Treasurer
Richard J. Cochran
Assistant Treasurer
Youse E. Guia
Chief Compliance Officer
Kathleen A. Chapman
Assistant Secretary
Lagan Srivastava
Assistant Secretary

Investment Manager

Allianz Global Investors Fund Management LLC

1345 Avenue of the Americas

New York, NY 10105

Sub-Adviser

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Custodian & Accounting Agent

State Street Bank & Trust Co.

801 Pennsylvania Avenue

Kansas City, MO 64105-1307

Transfer Agent, Dividend Paying Agent and Registrar

BNY Mellon

P.O. Box 43027

Providence, RI 02940-3027

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

300 Madison Avenue

New York, NY 10017

Legal Counsel

Ropes & Gray LLP

One International Place

Boston, MA 02110-2624

This report, including the financial information herein, is transmitted to the shareholders of PIMCO Corporate Opportunity Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

The financial information included herein is taken from the records of the Fund without examination by an independent registered public accounting firm, who did not express an opinion herein.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of their common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of its fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The information on Form N-Q is also available on the Fund’s website at www.allianzinvestors.com/closedendfunds.

Information on the Fund is available at www.allianzinvestors.com/closedendfunds or by calling the Fund’s shareholder servicing agent at (800) 254-5197.

Receive this report electronically and eliminate paper mailings.

To enroll, go to www.allianzinvestors.com/edelivery.

AZ610SA_053110

ITEM 2. CODE OF ETHICS

(A) N/A

(b) The CODE OF ETHICS PURUANT TO SECTION 406 OF THE SARBANES-OXLEY ACT OF 2002 FOR PRINICIPAL EXECUTIVE AND SENIOR FINANCIAL OFFICERS (THE “Code”) was updated to remove interested trustees from being subject to the Code, which is not required under Section 406 of the Sarbanes-Oxley Act of 2002. The Code also was updated to remove examples of specific conflict of interest situations and to add an annual certification requirement for Covered Officers. In addition, the approval of ratification process for material amendments to the Code was clarified to include approval by a majority of the independent trustees. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-254-5197. The Investment Manager’s code of ethics is included as an exhibit Exhibit 99.CODE ETH hereto.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

Not required in this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not required in this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANT

Not required in this filing.

ITEM 6. SCHEDULE OF INVESTMENTS

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not required in this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not required in this filing.

ITEM 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Companies

None

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The registrant’s President and Chief Executive Officer and Treasurer, Principal Financial and Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-3(c))), as amended are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrants control over financial reporting.

ITEM 12. EXHIBITS

(a) (1) Exhibit 99.CODE ETH- Code of Ethics

(a) (2)   Exhibit 99.302 — Cert. — Certification pursuant to section 302 of the Sarbanes-Oxley Act of 2002

(b) Exhibit 99.906 Cert. - Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) PIMCO Corporate Opportunity Fund

By	/s/ Brian S. Shlissel
President and Chief Executive Officer

Date July 30, 2010

By	/s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date July 30, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Brian S. Shlissel
President and Chief Executive Officer

Date July 30, 2010

By	/s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date July 30, 2010